ALLIANCE
                            ------------------------
                               VARIABLE PRODUCTS
                            ------------------------
                                  SERIES FUND
                            ------------------------
                               ALLIANCEBERNSTEIN
                            ------------------------
                            UTILITY INCOME PORTFOLIO
                            ------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN
UTILITY INCOME PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                          Total Returns
                                                                        Since
                                                  1 Year     5 Years  Inception*
                                                  ------     -------  ----------
AllianceBernstein Utility Income Portfolio        -22.12%     -0.10%     5.83%
NYSE Utility Index                                -29.34%     -7.01%     1.40%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 5/10/94.

      The New York Stock Exchange (NYSE) Utility Index is composed of all utility issues traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Portfolio.

During the 12-month period ended December 31, 2002, the Portfolio returned -22.12%, outperforming its benchmark, the NYSE Utility Index, which returned -29.34%. During this time period, the Portfolio maintained an underweight position in the telecommunications and utilities sectors. The Portfolio's underweight position in the utilities sector detracted somewhat from performance. The Portfolio's performance was also negatively impacted by an overweight position in the regulated utilities sector.

Within the electric utilities sector, we focused on the regulated integrated utilities rather than the non-regulated electric power marketers and generators. Going forward, we will remain cautious toward telephone utilities, primarily because of their fundamental uncertainties and competitive concerns. On the electric side, we maintain a negative view toward the non-regulated generation and marketing sectors (given their liquidity concerns and negative fundamental outlook for 2003). We do, however, positively view the traditional regulated integrated utilities due to their earnings stability, high dividend yields and reasonable valuations.

MARKET OVERVIEW

Over the past 12 months, the non-regulated electric power marketers came under pressure due to several factors. These included growing uncertainty over "round-trip" trading, the Federal Energy Regulation Commission (FERC) probe of questionable practices in Western U.S. markets and accounting issues regarding balance sheet transparency. For those companies, particularly, management credibility has surfaced as a major issue in the wake of Enron's bankruptcy.

Rating agencies enforced higher standards and downgraded most companies with trading exposure. In fact, the rating agencies' heightened scrutiny of balance sheets and cash flow has kept pressure on most utility stocks, particularly the merchant energy sector. Liquidity became a major issue as companies sought to complete current construction programs and fund increased collateral demands in the wake of credit rating downgrades.

MARKET OUTLOOK

The weak dollar should encourage European companies to buy U.S. assets. Outside the U.S. merchant energy sector, utilities should continue to benefit from their safe haven status. Particularly, as part of President Bush's economic stimulus package, we view the prospect of a dividend tax relief as positive for utility stocks. Importantly, tax relief is targeted at the investor level, not at the corporate level. With the electric utilities dividend yields averaging 4.5%, the after-tax yield could benefit total return significantly (depending upon the degree of tax cut). Further, dividend tax relief could lower equity costs,

ALLIANCEBERNSTEIN
UTILITY INCOME PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

allowing debt-heavy utilities to de-leverage at more favorable terms. Given the low interest rate environment and difficult stock markets, a boost in after-tax yield could lead to a significant upside for utilities.

Gas and electricity deregulation in Europe is leading to fragmentation and competition, putting steady downward pressure on gas and electricity prices. Capital spending reduction in the U.S. is likely, as tighter control by rating agencies may create a hard environment for capital raising. Volatility in the utility sector will likely remain pronounced in the near future.

We have begun to purchase more defensive names with solid fundamentals, improving balance sheets, limited regulatory risks and reasonable yields coupled with managements that have proven track records.

We appreciate your investment in AllianceBernstein Utility Income Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul Rissman

Paul Rissman
Vice President and Portfolio Manager


/s/ Annie Tsao

Annie Tsao
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN
UTILITY INCOME PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
5/31/94*-12/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

AB Utility Income Portfolio:         $16,326

NYSE Utility Index:                  $10,136


                 AllianceBernstein                                 NYSE
            Utility Income Portfolio                              Index
5/31/94*             $10,000                                      $10,000
12/31/94             $ 9,960                                      $86,300
12/31/95             $12,096                                      $11,000
12/31/96             $13,050                                      $11,304
12/31/97             $16,405                                      $14,578
12/31/98             $20,327                                      $19,395
12/31/99             $24,270                                      $22,230
12/31/00             $27,049                                      $19,160
12/31/01             $20,963                                      $14,345
12/31/02             $16,326                                      $10,136


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 5/31/94* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The New York Stock Exchange (NYSE) Utility Index is composed of all utility issues traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Portfolio.

--------------------------------------------------------------------------------
*     Since closest month-end after Portfolio's inception date of 5/10/94

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                 U.S. $ VALUE       PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
FPL Group, Inc.                         $ 2,346,592                 5.8%
--------------------------------------------------------------------------------
DTE Energy Co.                            2,170,122                 5.4
--------------------------------------------------------------------------------
Dominion Resources, Inc.                  2,003,850                 5.0
--------------------------------------------------------------------------------
Equitable Resources, Inc.                 1,671,408                 4.2
--------------------------------------------------------------------------------
Cinergy Corp.                             1,652,280                 4.1
--------------------------------------------------------------------------------
Progress Energy, Inc.                     1,603,950                 4.0
--------------------------------------------------------------------------------
NSTAR                                     1,598,040                 4.0
--------------------------------------------------------------------------------
Exelon Corp.                              1,551,438                 3.9
--------------------------------------------------------------------------------
Southern Co.                              1,513,187                 3.8
--------------------------------------------------------------------------------
Entergy Corp.                             1,467,998                 3.6
                                        -----------                ----
--------------------------------------------------------------------------------
                                        $17,578,865                43.8%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS-98.3%

UNITED STATES
   INVESTMENTS-84.4%
UTILITIES-77.6%
ELECTRIC & GAS
   UTILITIES-69.6%
AGL Resources, Inc. ..........................           6,100     $    148,230
Ameren Corp. .................................          20,000          831,400
American Electric Power
   Co., Inc. pfd. (a) ........................          12,800          497,280
Cinergy Corp. ................................          49,000        1,652,280
Consolidated Edison, Inc. ....................          33,600        1,438,752
Constellation Energy Group ...................          20,000          556,400
Dominion Resources, Inc. .....................          36,500        2,003,850
DTE Energy Co. ...............................          36,889        1,711,650
DTE Energy Co. pfd ...........................          16,800          458,472
Duke Power Energy Corp. ......................          10,800          211,032
Entergy Corp. ................................          32,200        1,467,998
Equitable Resources, Inc. ....................          47,700        1,671,408
Exelon Corp. .................................          29,400        1,551,438
FPL Group, Inc. ..............................          24,200        1,455,146
FPL Group, Inc. pfd. (a) .....................          16,700          891,446
KeySpan Corp. ................................          15,100          532,124
KeySpan Corp. pfd. (a) .......................          17,000          858,330
National Fuel Gas Co. ........................          41,000          849,930
New Jersey Resources Corp. ...................          23,800          751,842
Nisource, Inc. ...............................          10,000          200,000
Nisource, Inc. pfd. (a) ......................           8,000          307,200
Northwest Natural Gas Co. ....................           5,250          142,065
NSTAR ........................................          36,000        1,598,040
Pepco Holdings, Inc. .........................          10,000          193,900
Piedmont Natural Gas Co.,
   Inc. ......................................           5,100          180,285
Pinnacle West Capital Corp. ..................           6,500          221,585
Progress Energy, Inc. ........................          37,000        1,603,950
Public Service Enterprise
   Group (pfd) (a) ...........................          13,000          648,050
Questar Corp. ................................           7,000          194,740
Sempra Energy pfd. (a) .......................          12,500          300,625
Southern Co. .................................          53,300        1,513,187
Southwest Gas Corp. ..........................           7,000          164,150
TXU Corp. ....................................          13,000          371,800
WGL Holdings, Inc. ...........................           5,600          133,952
Wisconsin Energy Corp. .......................          26,000          655,200
                                                                   ------------
                                                                     27,967,737
                                                                   ------------
TELEPHONE
   UTILITIES-8.0%
ALLTEL Corp. .................................           5,000          255,000
AT&T Corp. ...................................          44,532        1,162,730
BellSouth Corp. ..............................          16,000          413,920
SBC Communications, Inc. .....................          16,000          433,760
Sprint Corp. (FON Group) .....................          32,000          463,360
Verizon
   Communications, Inc. ......................          13,000          503,750
                                                                   ------------
                                                                      3,232,520
                                                                   ------------
                                                                     31,200,257
                                                                   ------------
CONSUMER
   SERVICES-5.6%
BROADCASTING &
   CABLE-2.9%
Comcast Corp. Cl.A (a) .......................          49,709        1,171,641
                                                                   ------------
CELLULAR
   COMMUNICATIONS-2.7%
Nextel Communications,
   Inc. (a) ..................................          77,000          889,350
Sprint Corp.
   (PCS Group) (a) ...........................          40,000          175,200
                                                                   ------------
                                                                      1,064,550
                                                                   ------------
                                                                      2,236,191
                                                                   ------------
ENERGY-1.2%
PIPELINES-1.2%
Kinder Morgan, Inc. ..........................          11,500          486,105
                                                                   ------------
Total United States Investments
   (cost $33,279,562) ........................                       33,922,553
                                                                   ------------
FOREIGN
   INVESTMENTS-13.9%
BRAZIL-0.0%
Companhia Paranaense de
   Energia-Copel pfd. (ADR) ..................           4,700           13,207
                                                                   ------------
FINLAND-0.5%
Nokia Corp. (ADR) ............................          12,000          186,000
                                                                   ------------
HONG KONG-0.8%
Hong Kong Electric Holdings,
   Ltd. ......................................          81,000          306,923
                                                                   ------------
MEXICO-4.5%
America Movil S.A. de
   C.V. Series L (ADR) .......................          43,000          617,480
Telefonos de Mexico, SA
   Series L (ADR) ............................          37,800        1,208,844
                                                                   ------------
                                                                      1,826,324
                                                                   ------------
SOUTH KOREA-0.8%
SK Telecom Co., Ltd.
   (ADR) .....................................          15,701          335,216
                                                                   ------------
SPAIN-1.6%
Gas Natural SDG, SA ..........................          17,000          322,150
Telefonica de Espana, SA
   (ADR) .....................................          12,617          335,234
                                                                   ------------
                                                                        657,384
                                                                   ------------
UNITED KINGDOM-5.7%
Centrica Plc .................................         236,000          649,530
National Grid Group Plc ......................          60,562        1,239,922
Vodafone Group Plc (ADR) .....................          21,000          380,520
                                                                   ------------
                                                                      2,269,972
                                                                   ------------
Total Foreign Investments
   (cost $5,132,810) .........................                        5,595,026
                                                                   ------------
Total Common & Preferred
   Stocks (cost $38,412,372) .................                       39,517,579
                                                                   ------------

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)         U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENT-1.8%
TIME DEPOSIT-1.8%
State Street Euro Dollar
   0.75%, 1/02/03
   (cost $715,000) ...........................       $715          $    715,000
                                                                   ------------
TOTAL
   INVESTMENTS-100.1%
   (cost $39,127,372) ........................                       40,232,579
Other assets less
   liabilities(b)-(0.1%) .....................                          (53,416)
                                                                   ------------
NET ASSETS-100% ..............................                     $ 40,179,163
                                                                   ============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Includes cash collateral received of $257,400 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                            Current
                                             Yield        Shares       Value
                                            -------       ------       -----
      UBS Private Money Market Fund, LLC     1.46%        257,400     $257,400

      Glossary

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $39,127,372) ..........................     $ 40,232,579(a)
   Cash ............................................................................              755
   Collateral held for securities loaned ...........................................          257,400
   Dividends and interest receivable ...............................................           75,584
   Receivable for capital stock sold ...............................................            1,309
                                                                                         ------------
   Total assets ....................................................................       40,567,627
                                                                                         ------------
LIABILITIES
   Payable for collateral received on securities loaned ............................          257,400
   Payable for capital stock redeemed ..............................................           60,198
   Advisory fee payable ............................................................           25,566
   Accrued expenses ................................................................           45,300
                                                                                         ------------
   Total liabilities ...............................................................          388,464
                                                                                         ------------
NET ASSETS .........................................................................     $ 40,179,163
                                                                                         ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...........................................................     $      3,125
   Additional paid-in capital ......................................................       56,065,288
   Undistributed net investment income .............................................        1,280,522
   Accumulated net realized loss on investment and foreign currency transactions ...      (18,275,072)
   Net unrealized appreciation of investments and foreign currency denominated
      assets and liabilities .......................................................        1,105,300
                                                                                         ------------
                                                                                         $ 40,179,163
                                                                                         ============

Class A Shares
   Net assets ......................................................................     $ 40,139,837
                                                                                         ============
   Shares of capital stock outstanding .............................................        3,121,813
                                                                                         ============
   Net asset value per share .......................................................     $      12.86
                                                                                         ============
Class B Shares
   Net assets ......................................................................     $     39,326
                                                                                         ============
   Shares of capital stock outstanding .............................................            3,058
                                                                                         ============
   Net asset value per share .......................................................     $      12.86
                                                                                         ============

--------------------------------------------------------------------------------
(a)   Includes securities on loan with a value of $249,795 (see Note F).

See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $7,038) .......     $  1,828,760
   Interest ..................................................           51,546
                                                                   ------------
   Total investment income ...................................        1,880,306
                                                                   ------------
EXPENSES
   Advisory fee ..............................................          369,511
   Distribution fee--Class B .................................                7
   Custodian .................................................           98,011
   Administrative ............................................           69,000
   Audit and legal ...........................................           40,683
   Printing ..................................................           13,683
   Directors' fees and expenses ..............................            1,440
   Transfer agency ...........................................              947
   Miscellaneous .............................................            7,970
                                                                   ------------
   Total expenses ............................................          601,252
                                                                   ------------
   Net investment income .....................................        1,279,054
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions .................................      (15,579,116)
     Foreign currency transactions ...........................            7,968
   Net change in unrealized appreciation/depreciation of:
     Investments .............................................          260,991
     Foreign currency denominated assets and liabilities .....              117
                                                                   ------------
   Net loss on investment and foreign currency transactions ..      (15,310,040)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $(14,030,986)
                                                                   ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                  Year Ended        Year Ended
                                                                                 December 31,      December 31,
                                                                                     2002              2001
                                                                                 ============      ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................................     $  1,279,054      $    958,730
   Net realized loss on investment and foreign currency transactions .......      (15,571,148)       (2,696,207)
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities ...................          261,108       (15,010,475)
                                                                                 ------------      ------------
   Net decrease in net assets from operations ..............................      (14,030,986)      (16,747,952)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A ...............................................................         (937,618)       (2,428,492)
   Net realized gain on investment transactions
     Class A ...............................................................               -0-         (421,791)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................................................       (7,536,471)       19,920,932
                                                                                 ------------      ------------
   Total increase (decrease) ...............................................      (22,505,075)          322,697
NET ASSETS
   Beginning of period .....................................................       62,684,238        62,361,541
                                                                                 ------------      ------------
   End of period (including undistributed net investment income of
     $1,280,522 and $931,118, respectively) ................................     $ 40,179,163      $ 62,684,238
                                                                                 ============      ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

                                          Alliance Variable Products Series Fund
================================================================================

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $178,592, of which $2,780 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ....................................    $41,590,214
U.S. government and agencies ...................................             -0-
Sales:
Stocks and debt obligations ....................................    $48,581,608
U.S. government and agencies ...................................             -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $39,600,016. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation .................................     $ 3,445,039
Gross unrealized depreciation .................................      (2,812,476)
                                                                    -----------
Net unrealized appreciation ...................................     $   632,563
                                                                    ===========

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an

                                          Alliance Variable Products Series Fund
================================================================================

unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                                 2002           2001
                                                               ========     ============
Distributions paid from:
   Ordinary income .......................................     $937,618     $  2,443,210
   Net long term capital gains ...........................           -0-         407,073
                                                               --------     ------------
Total taxable distributions ..............................      937,618        2,850,283
                                                               --------     ------------
Total distributions paid .................................     $937,618     $  2,850,283
                                                               ========     ============

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...........................................   $  1,280,522
Accumulated capital and other losses ....................................    (17,802,428)(a)
Unrealized appreciation/(depreciation) ..................................        632,656(b)
                                                                            ------------
Total accumulated earnings/(deficit) ....................................   $(15,889,250)
                                                                            ============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $17,789,840 of which $1,498,725 will expire in the year 2009 and $16,291,115 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $12,588.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $249,795 and received cash collateral of $257,400, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $5,317 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                           ===============================        =================================
                                                       SHARES                                  AMOUNT
                                           ===============================        =================================
                                            Year Ended         Year Ended          Year Ended           Year Ended
                                           December 31,       December 31,        December 31,         December 31,
                                               2002               2001                2002                 2001
                                           ============       ============        ============         ============
Class A
Shares sold ........................           495,562          1,457,645         $  7,188,203         $ 28,698,030
Shares issued in reinvestment of
   dividends and distributions .....            67,943            139,446              937,618            2,850,282
Shares redeemed ....................        (1,167,979)          (623,939)         (15,700,846)         (11,627,380)
                                            ----------         ----------         ------------         ------------
Net increase (decrease) ............          (604,474)           973,152         $ (7,575,025)        $ 19,920,932
                                            ==========         ==========         ============         ============

                                           July 22, 2002*                       July 22, 2002*
                                                to                                    to
                                         December 31, 2002                     December 31, 2002
                                         =================                     =================
Class B
Shares sold ........................             3,085                            $     38,903
Shares redeemed ....................               (27)                                   (349)
                                            ----------                            ------------
Net increase .......................             3,058                            $     38,554
                                            ==========                            ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------
*     Commencement of distribution.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ===========================================================
                                                                                      CLASS A
                                                           ===========================================================
                                                                              Year Ended December 31,
                                                           ===========================================================
                                                             2002        2001        2000          1999          1998
                                                           =======     =======     =======       =======       =======
Net asset value, beginning of period ...................   $ 16.82     $ 22.65     $ 21.66       $ 18.90       $ 15.67
                                                           -------     -------     -------       -------       -------
Income From Investment Operations
Net investment income (a) ..............................       .36         .29        1.01(b)        .41(b)        .37(b)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ...................     (4.06)      (5.23)       1.36          3.19          3.31
                                                           -------     -------     -------       -------       -------
Net increase (decrease) in net asset value from
   operations ..........................................     (3.70)      (4.94)       2.37          3.60          3.68
                                                           -------     -------     -------       -------       -------
Less: Dividends and Distributions
Dividends from net investment income ...................      (.26)       (.76)       (.36)         (.30)         (.31)
Distributions from net realized gain on investment
   transactions ........................................        -0-       (.13)      (1.02)         (.54)         (.14)
                                                           -------     -------     -------       -------       -------
Total dividends and distributions ......................      (.26)       (.89)      (1.38)         (.84)         (.45)
                                                           -------     -------     -------       -------       -------
Net asset value, end of period .........................   $ 12.86     $ 16.82     $ 22.65       $ 21.66       $ 18.90
                                                           =======     =======     =======       =======       =======
Total Return
Total investment return based on net asset value (c) ...    (22.12)%    (22.50)%     11.45%        19.40%        23.91%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $40,140     $62,684     $62,362       $46,158       $34,436
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .........      1.22%       1.02%       1.00%          .95%          .95%
   Expenses, before waivers and reimbursements .........      1.22%       1.02%       1.04%         1.14%         1.35%
   Net investment income ...............................      2.60%       1.49%       4.63%(b)      2.07%(b)      2.20%(b)
Portfolio turnover rate ................................        90%         25%         18%           16%           20%

                                                                ================
                                                                    CLASS B
                                                                ================
                                                                July 22, 2002(d)
                                                                       to
                                                                   December 31,
                                                                      2002
                                                                ================
Net asset value, beginning of period ..........................      $11.40
                                                                     ------
Income From Investment Operations
Net investment income (a) .....................................         .07
Net realized and unrealized gain on investment transactions ...        1.39
                                                                     ------
Net increase in net asset value from operations ...............        1.46
                                                                     ------
Net asset value, end of period ................................      $12.86
                                                                     ======
Total Return
Total investment return based on net asset value (c) ..........       12.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................      $   39
Ratio to average net assets of:
   Expenses (e) ...............................................        1.45%
   Net investment income (e) ..................................        1.92%
Portfolio turnover rate .......................................          90%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Utility Income Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Utility Income Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 3, 2003

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                      IN FUND             OTHER
   NAME, AGE OF DIRECTOR,                          PRINCIPAL                          COMPLEX         DIRECTORSHIPS
         ADDRESS,                                OCCUPATION(S)                      OVERSEEN BY          HELD BY
    (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and                 114                None
1345 Avenue of the Americas      a Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(13)                             been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and                93                None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group,
                                 and Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                  98                None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible  for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was Chief
                                 Financial Officer of Eberstadt Asset
                                 Management since 1968.  Prior to that he was
                                 a Senior Manager at Price Waterhouse & Co.
                                 Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor            94                None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                  110                None
Suite 100                        consultant. He was formerly Senior
2 Sound View Drive               Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with which
(13)                             he had been associated since prior to 1998.
                                 He was formerly Deputy Comptroller of the State
                                 of New York and, prior thereto, Chief
                                 Investment Officer of the New York Bank for
                                 Savings.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

                                                                                    PORTFOLIOS
                                                                                      IN FUND             OTHER
   NAME, AGE OF DIRECTOR,                          PRINCIPAL                          COMPLEX         DIRECTORSHIPS
         ADDRESS,                                OCCUPATION(S)                      OVERSEEN BY          HELD BY
    (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill                93          Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments)
                                 and a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,               92                None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member of
(7)                              the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New York.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN UTILITY
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                                      PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                         DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Paul C. Rissman, 46              Vice President               Executive Vice President of ACMC, with which he has been associated since prior to 1998.

Annie Tsao, 50                   Vice President               Senior Vice President of ACMC, with which she has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of AFD, with which he
                                 Financial Officer            has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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